                   BLACKROCK GLOBAL ENERGY AND RESOURCES TRUST

                   [____] COMMON SHARES OF BENEFICIAL INTEREST

                                ($.001 par value)

                             UNDERWRITING AGREEMENT

                                                              New York, New York
                                                               December 22, 2004

Citigroup Global Markets Inc.
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated
UBS Securities LLC
Wachovia Capital Markets, LLC
Advest, Inc.
H&R Block Financial Advisors, Inc.
Ferris, Baker Watts, Incorporated
J.J.B. Hilliard, W.L. Lyons, Inc.
Janney Montgomery Scott LLC
KeyBanc Capital Markets, A Division of McDonald Investments Inc.
Legg Mason Wood Walker, Incorporated
Oppenheimer & Co. Inc.
Raymond James & Associates, Inc.
RBC Capital Markets Corporation
Ryan Beck & Co., Inc.
Wedbush Morgan Securities Inc.
Wells Fargo Securities, LLC

As Representatives of the several Underwriters

c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

                  The undersigned, BlackRock Global Energy and Resources Trust, a Delaware statutory trust (the "Trust"), BlackRock Advisors, Inc., a Delaware corporation (the "Advisor"), and State Street Research & Management Company, a
Massachusetts corporation (the "Sub-Advisor" and together with the Advisor, the
"Advisors"), address you as underwriters and as the

                                                                               2

representatives (the "Representatives") of each of the several underwriters named on Schedule I hereto (the "Underwriters"). The Trust proposes to sell to the Underwriters [____] shares (the "Underwritten Securities") of its common shares of beneficial interest, par value $.001 per share (the "Common Shares").
The Trust also proposes to grant to the Underwriters an option to purchase up to
[____] additional Common Shares to cover over-allotments (the "Option
Securities"). The Underwritten Securities and the Option Securities are
hereinafter collectively referred to as the "Securities." Unless otherwise stated, the term "you" as used herein means Citigroup Global Markets Inc.
individually on its own behalf and on behalf of the other Representatives.
Certain terms used herein are defined in Section 18 hereof.

                  The Trust and the Advisors wish to confirm as follows their agreements with you and the other several Underwriters on whose behalf you are acting in connection with the several purchases of the Securities by the
Underwriters.

                  The Trust has entered into an Investment Management Agreement with the Advisor dated as of December 6, 2004, a Custodian Agreement with The
Bank of New York ("BONY") dated as of December 6, 2004, and a Stock Transfer
Agency and Service Agreement with BONY dated as of December 6, 2004, and such agreements are herein referred to as the "Management Agreement," the "Custodian
Agreement" and the "Transfer Agency Agreement," respectively. Collectively, the
Management Agreement, the Custodian Agreement and the Transfer Agency Agreement
are herein referred to as the "Trust Agreements." The Advisor has entered into an investment sub-advisory agreement with the Sub-Advisor and the Trust dated as of December 6, 2004, herein referred to as the "Sub-Advisory Agreement," an
Additional Compensation Agreement with Merrill Lynch, Pierce, Fenner & Smith
Incorporated dated as of December 23, 2004, herein referred to as the
"Additional Compensation Agreement" and a Structuring Fee Agreement with
Citigroup Global Markets Inc. dated as of December 23, 2004, herein referred to as the "Structuring Fee Agreement." In addition, the Trust has adopted a dividend reinvestment plan (the "Dividend Reinvestment Plan") pursuant to which holders of Common Shares shall have their dividends automatically reinvested in additional Common Shares of the Trust unless they elect to receive such dividends in cash.

                  1. Representations and Warranties of the Trust and the
Advisors. The Trust and the Advisors, jointly and severally, represent and warrant to, and agree with, each Underwriter as set forth below in this Section
1.

                  (a) The Trust has prepared and filed with the Commission a registration statement (file numbers 333-119876 and 811-21656) on Form
      N-2, including a related preliminary prospectus (including the statement of additional information incorporated by reference therein), for registration under the Act and the 1940 Act of the offering and sale of the Securities. The Trust may have filed one or more amendments thereto, including a related preliminary prospectus (including the statement of additional information incorporated by reference therein), each of which has previously been furnished to you. The Trust will next file with the
      Commission one of the following: either (1) prior to the Effective Date of such registration statement, a further amendment to such registration statement (including the form of final prospectus (including the statement of additional information incorporated by reference therein)) or (2) after the Effective Date of such registration statement, a final prospectus
      (including the statement of additional information incorporated by reference therein) in accordance with Rules 430A and 497. In the case of clause (2), the Trust has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A
      Information) required by the Act and the 1940 Act and the Rules and
      Regulations to be included in such registration statement and the final form of Prospectus. As filed, such amendment and form of final prospectus
      (including the statement of additional

                                                                               3

      information incorporated by reference therein), or such final prospectus
      (including the statement of additional information incorporated by reference therein), shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the
      Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution
      Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Trust has advised you, prior to the Execution Time, will be included or made therein.

                  (b) Each Preliminary Prospectus complied when filed with the
      Commission in all material respects with the provisions of the Act, the
      1940 Act and the Rules and Regulations, except that this representation and warranty does not apply to statements in or omissions from the registration statement or the Preliminary Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Trust in writing by or on behalf of any Underwriter through you expressly for use therein. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

                  (c) On the Effective Date, the Registration Statement did or
      will, and when the Prospectus is first filed (if required) in accordance with Rule 497 and on the Closing Date (as defined herein) and on any date on which Option Securities are purchased, if such date is not the Closing
      Date (a "settlement date"), the Prospectus (and any supplements thereto)
      will, and the 1940 Act Notification when originally filed with the
      Commission and any amendment or supplement thereto when filed with the
      Commission did or will, comply in all material respects with the applicable requirements of the Act, the 1940 Act and the Rules and
      Regulations and the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not
      filed pursuant to Rule 497, will not, and on the date of any filing pursuant to Rule 497 and on the Closing Date and any settlement date, the
      Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Trust makes no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any supplement thereto), in reliance upon and in conformity with information furnished in writing to the Trust by or on behalf of any Underwriter through the Representatives expressly for use therein (or any supplement thereto). The Commission has not issued any order preventing or suspending the use of the Prospectus.

                                                                               4

                  (d) The Trust has been duly created and is validly existing in good standing as a statutory trust under the laws of the State of
      Delaware, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, and is duly qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification. The Trust has no subsidiaries.

                  (e) The Trust's authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Trust conforms in all material respects to the description thereof contained in the Registration
      Statement and the Prospectus; all outstanding Common Shares have been duly and validly authorized and issued and are fully paid and nonassessable
      (except as set forth in Section 3.8 of the Declaration of Trust); the
      Securities have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable (except as set forth in Section 3.8 of the Declaration of Trust); the Securities are duly listed, and admitted and authorized for trading, subject to official notice of issuance and evidence of satisfactory distribution, on the New York Stock Exchange (the
      "NYSE"); the certificates for the Securities are in valid and sufficient form; the holders of outstanding Common Shares are not entitled to preemptive or other rights to subscribe for the Securities; and, except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Trust are outstanding; and, except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, share of capital stock of or ownership interest in the Trust are outstanding.

                  (f) The Trust's registration statement on Form 8-A under the
      Exchange Act has become effective.

                  (g) The Trust, subject to the Registration Statement having been declared effective and the filing of the Prospectus under Rule 497, has taken all required action under the Act, the 1940 Act and the Rules and Regulations to make the public offering and consummate the sale of the
      Securities as contemplated by this Agreement.

                  (h) There are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration
      Statement or the Prospectus, or to be filed as an exhibit thereto, which are not described or filed as required by the Act, the 1940 Act or the
      Rules and Regulations; and the statements in the Prospectus under the headings "Tax Matters," "Description of Shares" and "Certain Provisions in
      the Agreement and Declaration of Trust" fairly summarize the matters therein described.

                  (i) The execution and delivery of and the performance by the
      Trust of its obligations under this Agreement and the Trust Agreements have been duly and validly authorized by the Trust and this Agreement and the Trust Agreements have been duly executed and delivered by the Trust and constitute the valid and legally binding agreements of the Trust, enforceable against the Trust in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal
      or

                                                                               5

      state securities laws and subject to the qualification that the enforceability of the Trust's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

                  (j) The Trust is duly registered under the 1940 Act as a
      closed-end, non-diversified management investment company and the 1940 Act
      Notification has been duly filed with the Commission. The Trust has not received any notice from the Commission pursuant to Section 8(e) of the
      1940 Act with respect to the 1940 Act Notification or the Registration
      Statement.

                  (k) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein or in the Trust Agreements, except such as have been made or obtained under the Act and the 1940 Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the
      Underwriters in the manner contemplated herein and in the Prospectus.

                  (l) Neither the issuance and sale of the Securities, the
      execution, delivery or performance of this Agreement or any of the Trust
      Agreements by the Trust, nor the consummation by the Trust of the transactions herein or therein contemplated (i) conflicts or will conflict with or constitutes or will constitute a breach of the declaration of trust or by-laws of the Trust, (ii) conflicts or will conflict with or constitutes or will constitute a material breach of or a material default under, any agreement, indenture, lease or other instrument to which the
      Trust is a party or by which it or any of its properties may be bound or
      (iii) violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Trust or any of its properties or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the
      Trust is subject.

                  (m) No holders of securities of the Trust have rights to the registration of such securities under the Registration Statement.

                  (n) The financial statements, together with related schedules and notes, included or incorporated by reference in the Prospectus and the
      Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Trust as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and the 1940 Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein); and the other financial and statistical information and data included in the Registration Statement and the
      Prospectus are accurately derived from such financial statements and the books and records of the Trust.

                  (o) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the
      Trust or its property is pending or, to the

                                                                               6

      best knowledge of the Trust, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this
      Agreement or the consummation of any of the transactions herein contemplated or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Trust, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                  (p) The Trust owns or leases all such properties as are
      necessary to the conduct of its operations as presently conducted.

                  (q) The Trust is not (i) in violation of its declaration of trust or by-laws, (ii) in material breach or material default in the performance of the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject or (iii) in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Trust or of any decree of the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official having jurisdiction over the Trust.

                  (r) The accountants, Deloitte & Touche LLP, who have audited the financial statements included or incorporated by reference in the
      Registration Statement and the Prospectus, are independent public accountants with respect to the Trust within the meaning of the Act and the Act Rules and Regulations.

                  (s) The Trust has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration
      Statement, the Preliminary Prospectus, the Prospectus or other materials permitted by the Act, the 1940 Act or the Rules and Regulations.

                  (t) There are no transfer taxes or other similar fees or
      charges under federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Trust or sale by the
      Trust of the Securities.

                  (u) The Trust has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Trust, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto)) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a material adverse effect on the condition
      (financial or otherwise), prospects, earnings,

                                                                               7

      business or properties of the Trust, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                  (v) All advertising, sales literature or other promotional material (including "prospectus wrappers," "broker kits," "road show slides" and "road show scripts"), whether in printed or electronic form, authorized in writing by or prepared by the Trust or the Advisors for use in connection with the offering and sale of the Securities (collectively,
      "sales material") complied and comply in all material respects with the applicable requirements of the Act, the 1940 Act, the Rules and
      Regulations and the rules and interpretations of the NASD and if required to be filed with the NASD under the NASD's conduct rules were provided to
      Simpson Thacher & Bartlett LLP, counsel for the Underwriters, for filing.
      No sales material contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (w) The Trust's trustees and officers/errors and omissions insurance policy and its fidelity bond required by Rule 17g-1 of the 1940
      Act Rules and Regulations are in full force and effect; the Trust is in compliance with the terms of such policy and fidelity bond in all material respects; and there are no claims by the Trust under any such policy or fidelity bond as to which any insurance company is denying liability or defending under a reservation of rights clause; the Trust has not been refused any insurance coverage sought or applied for; and the Trust has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the condition
      (financial or otherwise), prospects, earnings, business or properties of the Trust, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus
      (exclusive of any supplement thereto).

                  (x) The Trust has such licenses, permits, and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its property and to conduct its business in the manner described in the Prospectus; the Trust has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows or, after notice or lapse of time, would allow, revocation or termination thereof or results in any other material impairment of the rights of the Trust under any such permit, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, none of such permits contains any restriction that is materially burdensome to the Trust.

                  (y) The Trust maintains and will maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i)
      transactions are executed in accordance with management's general or specific authorization and with the investment objectives, policies and restrictions of the Trust and the applicable requirements of the 1940 Act, the 1940 Act Rules and Regulations and the Internal Revenue Code of 1986,
      as amended (the "Code"); (ii) transactions are recorded as necessary to permit preparation of

                                                                               8

      financial statements in conformity with generally accepted accounting principles, to calculate net asset value, to maintain accountability for assets and to maintain material compliance with the books and records requirements under the 1940 Act and the 1940 Act Rules and Regulations;
      (iii) access to its assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for its assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (z) The Trust has not taken, directly or indirectly, any
      action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Trust to facilitate the sale or resale of the Securities, and the Trust is not aware of any such action taken or to be taken by any affiliates of the
      Trust, other than such actions as taken by the Underwriters that are affiliates of the Trust, so long as such actions are in compliance with all applicable law.

                  (aa) This Agreement and each of the Trust Agreements complies in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act
      Rules and Regulations.

                  (bb) Except as disclosed in the Prospectus, no trustee of the
      Trust is an "interested person" (as defined in the 1940 Act) of the Trust or an "affiliated person" (as defined in the 1940 Act) of any Underwriter listed in Schedule I hereto.

                  (cc) The Trust intends to direct the investment of the net proceeds of the offering of the Securities in such a manner as to comply with the requirements of Subchapter M of the Code.

                  (dd) The conduct by the Trust of its business (as described in the Prospectus) does not require it to be the owner, possessor or licensee of any patents, patent licenses, trademarks, service marks or trade names which it does not own, possess or license.

                  (ee) Except as disclosed in the Registration Statement and the
      Prospectus, the Trust (i) does not have any material lending or other relationship with any bank or lending affiliate of Citigroup Global
      Markets Holdings Inc. and (ii) does not intend to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any affiliate of Citigroup Global Markets Holdings Inc.

                  (ff) There is and has been no failure on the part of the Trust and any of the Trust's trustees or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the
      "Sarbanes-Oxley Act"), including Sections 302 and 906 related to certifications, except where such breach or violations does not have a material adverse effect on the condition (financial or otherwise), assets or results of operations of the Trust.

                  Any certificate signed by any officer of the Trust and
delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities

                                                                               9

shall be deemed a representation and warranty by the Trust, as to matters covered therein, to each Underwriter.

                  2. Representations and Warranties of the Advisors. Each of the
Advisor and the Sub-Advisor, severally as to itself only and not jointly or as to any other party, represents and warrants to each Underwriter as follows:

                  (a) Such Advisor has been duly formed and is validly existing in good standing as a corporation under the laws of the jurisdiction of its organization, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the
      Registration Statement and the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to so register or to qualify does not have a material adverse effect on the ability of such Advisor to perform its obligations under this Agreement and the Management Agreements to which it is a party.

                  (b) Such Advisor is duly registered as an investment advisor under the Advisers Act and is not prohibited by the Advisers Act, the 1940
      Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and
      Regulations from acting under the Management Agreement for the Trust, the
      Sub-Advisory Agreement, the Additional Compensation Agreement or the
      Structuring Fee Agreement as contemplated by the Prospectus.

                  (c) Such Advisor has full power and authority to enter into this Agreement, the Management Agreement, the Sub-Advisory Agreement, the
      Additional Compensation Agreement and the Structuring Fee Agreement, the
      execution and delivery of, and the performance by such Advisor of its obligations under, this Agreement, the Management Agreement, the
      Sub-Advisory Agreement, the Additional Compensation Agreement and the
      Structuring Fee Agreement have been duly and validly authorized by such
      Advisor; and this Agreement, the Management Agreement, the Sub-Advisory
      Agreement, the Additional Compensation Agreement and the Structuring Fee
      Agreement have been duly executed and delivered by such Advisor and constitute the valid and legally binding agreements of such Advisor, enforceable against such Advisor in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of such Advisor's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

                  (d) Such Advisor has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Prospectus and under this Agreement, the Management
      Agreement, the Sub-Advisory Agreement, the Additional Compensation
      Agreement and the Structuring Fee Agreement.

                  (e) The description of such Advisor and its business, and the statements attributable to such Advisor, in the Registration Statement and the Prospectus complied and comply in all material respects with the provisions of the Act, the 1940 Act, the

                                                                              10

      Advisers Act, the Rules and Regulations and the Advisers Act Rules and
      Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (f) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving such
      Advisor or its property is pending or, to the best knowledge of such
      Advisor, threatened that (i) could reasonably be expected to have a material adverse effect on the ability of such Advisor to fulfill its obligations hereunder or under the Management Agreement, the Sub-Advisory
      Agreement, the Additional Compensation Agreement or the Structuring Fee
      Agreement or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of such Advisor, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto); and
      there are no agreements, contracts, indentures, leases or other instruments relating to such Advisor that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Act, the 1940 Act or the Rules and Regulations.

                  (g) Such Advisor has such licenses, permits and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its property and to conduct its business in the manner described in the Prospectus; such Advisor has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of such Advisor under any such permit.

                  (h) This Agreement, the Management Agreement, the Sub-Advisory
      Agreement, the Additional Compensation Agreement and the Structuring Fee
      Agreement comply in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and
      the Advisers Act Rules and Regulations.

                  (i) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein or in the Management Agreement, the
      Sub-Advisory Agreement, the Additional Compensation Agreement or the
      Structuring Fee Agreement, except such as have been made or obtained under the Act and the 1940 Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Prospectus.

                  (j) Neither the execution, delivery or performance of this
      Agreement or the Management Agreement, the Sub-Advisory Agreement, the
      Additional Compensation Agreement and the Structuring Fee Agreement, nor
      the consummation by the Trust or such Advisor of the transactions herein or therein contemplated (i) conflicts or will conflict with or constitutes or will constitute a breach of the charter or by-laws of such

                                                                              11

      Advisor, (ii) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any agreement, indenture, lease or other instrument to which such Advisor is a party or by which it or any of its properties may be bound or (iii) violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to such Advisor or any of its properties or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Advisor pursuant to the terms of any agreement or instrument to which such Advisor is a party or by which such Advisor may be bound or to which any of the property or assets of such Advisor is subject.

                  (k) Such Advisor has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Trust to facilitate the sale or resale of the Securities, and such Advisor is not aware of any such action taken or to be taken by any affiliates of such
      Advisor, other than such actions as taken by the Underwriters that are affiliates of the Advisor, so long as such actions are in compliance with all applicable law.

                  (l) In the event that the Trust or such Advisor makes
      available any promotional materials intended for use only by qualified broker-dealers and registered representatives thereof by means of an
      Internet web site or similar electronic means, such Advisor will install and maintain pre-qualification and password-protection or similar procedures which are reasonably designed to effectively prohibit access to such promotional materials by persons other than qualified broker-dealers and registered representatives thereof.

                  Any certificate signed by any officer of such Advisor and
delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by such Advisor, as to matters covered therein, to each Underwriter.

                  3. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the
Trust agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Trust, at a purchase price of $25 per share, the amount of the Underwritten Securities set forth opposite such
Underwriter's name in Schedule I hereto.

                  (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Trust hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to
[____] Option Securities at the same purchase price per share as the
Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten
Securities by the Underwriters. Said option may be exercised in whole or in part at any time and from time to time on or before the 45th day after the date of the Prospectus upon written or telegraphic notice by the Representatives to the
Trust setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. The number of Option Securities to be purchased by each Underwriter shall be the same percentage of the

                                                                              12

total number of shares of the Option Securities to be purchased by the several
Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

                  4. Delivery and Payment. Delivery of and payment for the
Underwritten Securities and the Option Securities (if the option provided for in
Section 3(b) hereof shall have been exercised on or before the third Business
Day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on
December 29, 2004 or at such time on such later date not more than three
Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Trust or as provided in Section 10 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date").
Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several
Underwriters through the Representatives of the purchase price thereof to or upon the order of the Trust by wire transfer payable in same-day funds to an account specified by the Trust. Delivery of the Underwritten Securities and the
Option Securities shall be made through the facilities of The Depository Trust
Company unless the Representatives shall otherwise instruct.

                  If the option provided for in Section 3(b) hereof is exercised after the third Business Day prior to the Closing Date, the Trust will deliver the Option Securities (at the expense of the Trust) to the Representatives on the date specified by the Representatives (which shall be within three Business
Days after exercise of said option) for the respective accounts of the several
Underwriters, against payment by the several Underwriters through the
Representatives of the purchase price thereof to or upon the order of the Trust by wire transfer payable in same-day funds to an account specified by the Trust.
If settlement for the Option Securities occurs after the Closing Date, the Trust will deliver to the Representatives on the settlement date for the Option
Securities, and the obligation of the Underwriters to purchase the Option
Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 7 hereof.

                  5. Offering by Underwriters. It is understood that the several
Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

                  6. Agreements of the Trust and the Advisors. The Trust and the
Advisors, jointly and severally, agree with the several Underwriters as follows:

                  (a) The Trust will use its best efforts to cause the
      Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Trust will not file any amendment of the
      Registration Statement or supplement to the Prospectus or any Rule 462(b)
      Registration Statement unless the Trust has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 497, the Trust will cause the Prospectus, properly

                                                                              13

      completed, and any supplement thereto to be filed in a form approved by the Representatives with the Commission pursuant to Rule 497 within the time period prescribed and will provide evidence satisfactory to the
      Representatives of such timely filing. The Trust will promptly advise the
      Representatives (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the
      Commission pursuant to Rule 497 or when any Rule 462(b) Registration
      Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Securities, any amendment to the
      Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the
      Registration Statement, or any Rule 462(b) Registration Statement, or for
      any supplement to the Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Trust of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Trust will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the
      Securities is required to be delivered under the Act, any event occurs as a result of which, in the judgment of the Trust or in the reasonable opinion of counsel to the Underwriters, the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act, the 1940 Act and the Rules and
      Regulations, the Trust promptly will (1) notify the Representatives of any such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 6, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

                  (c) As soon as practicable, the Trust will make generally
      available to its security holders and to the Representatives an earnings statement or statements of the Trust which will satisfy the provisions of
      Section 11(a) of the Act and Rule 158 under the Act.

                  (d) The Trust will furnish to the Representatives and counsel for the Underwriters signed copies of the Registration Statement
      (including exhibits thereto) and to each other Underwriter a copy of the
      Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request.

                  (e) The Trust will arrange, if necessary, for the
      qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the

                                                                              14

      Securities; provided that in no event shall the Trust be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

                  (f) The Trust will not, without the prior written consent of
      Citigroup Global Markets Inc., offer, sell, contract to sell, pledge, or otherwise dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Trust or any affiliate of the Trust or any person in privity with the Trust, directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other Common Shares or any securities convertible into, or exercisable, or exchangeable for, Common
      Shares; or publicly announce an intention to effect any such transaction for a period of 180 days following the Execution Time, provided, however, that the Trust may issue and sell Common Shares pursuant to any Dividend
      Reinvestment Plan of the Trust in effect at the Execution Time.

                  (g) The Trust will comply with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and will use its best efforts to cause the Trust's trustees and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

                  (h) The Trust and the Advisors will not take, directly or
      indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Trust to facilitate the sale or resale of the Securities.

                  (i) The Trust agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus and the 1940 Act Notification and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each
      Preliminary Prospectus, the Prospectus, any sales material and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the
      Securities; (iv) the printing (or reproduction) and delivery of this
      Agreement, any blue sky memorandum, dealer agreements and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the registration of the Securities under the Exchange Act and the listing of the Securities on the NYSE; (vi) any registration or qualification of the Securities for

                                                                              15

      offer and sale under the securities or blue sky laws of the several states
      (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (vii)
      any filings required to be made with the NASD (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings); (viii) the transportation and other expenses incurred by or on behalf of Trust representatives in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Trust's accountants and the fees and expenses of counsel (including local and special counsel) for the Trust; (x) all other costs and expenses incident to the performance by the Trust of its obligations hereunder; and
      (xi) an amount equal to $.005 per Common Share for each Common Share sold pursuant to this Agreement, payable no later than 45 days from the date of this Agreement to the Underwriters in partial reimbursement of their expenses in connection with the offering. To the extent that the foregoing costs and expenses incidental to the performance of the obligations of the
      Trust under this Agreement exceed $0.05 per Share, the Advisor will pay all such costs and expenses.

                  (j) The Trust will direct the investment of the net proceeds of the offering of the Securities in such a manner as to comply with the investment objectives, policies and restrictions of the Trust as described in the Prospectus.

                  (k) The Trust will comply with the requirements of Subchapter
      M of the Code to qualify as a regulated investment company under the Code.

                  (l) The Trust and the Advisors will use their reasonable best efforts to perform all of the agreements required of them by this
      Agreement and discharge all conditions of theirs to closing as set forth in this Agreement.

                  7. Conditions to the Obligations of the Underwriters. The
obligations of the Underwriters to purchase the Underwritten Securities and the
Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Trust and the Advisors contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 4 hereof, to the accuracy of the statements of the
Trust made in any certificates pursuant to the provisions hereof, to the performance by the Trust or the Advisors of its obligations hereunder and to the following additional conditions:

                  (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the total public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 9:30 AM on the
      Business Day following the day on which the total public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 497, the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule
      497; and no stop order suspending the effectiveness of the Registration
      Statement or order pursuant to Section 8(e) of the 1940 Act shall have been issued and no proceedings for that purpose shall have been instituted or threatened, and any request of

                                                                              16

      the Commission for additional information (to be included in the
      Registration Statement or Prospectus or otherwise) shall have been complied with in all material respects.

                  (b) The Trust shall have requested and caused Skadden, Arps,
      Slate, Meagher & Flom LLP, counsel for the Trust, to have furnished to the
      Representatives their opinion, dated the Closing Date and addressed to the
      Representatives, to the effect that:

                        (i) The Trust has been duly created and is validly
                  existing in good standing as a statutory trust under Delaware law. The trust has statutory trust power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus.

                        (ii) The Trust has statutory trust power and authority
                  to execute, deliver and perform all of its obligations under the Underwriting Agreement and the Trust Agreements and the
                  execution and delivery of the Underwriting Agreement and the
                  Trust Agreements and the consummation by the Trust of all of the transactions contemplated thereby have been duly
                  authorized by all requisite action on the part of the Trust.
                  Each of the Underwriting Agreement and the Trust Agreements
                  has been duly authorized, executed and delivered by the Trust.

                        (iii) Each of the Trust Agreements constitutes the valid
                  and binding obligation of the Trust enforceable against the
                  Trust in accordance with its terms under the applicable laws of the State of New York.

                        (iv) The execution and delivery by the Trust of the
                  Underwriting Agreement and each of the Trust Agreements and the performance by the Trust of its obligations under the
                  Underwriting Agreement and each of the Trust Agreements, each in accordance with its terms, do not and will not (i) conflict with the Declaration of Trust or By-Laws of the Trust, (ii)
                  constitute a violation of, or a default under, any applicable contract, indenture, lease or other instrument to which the
                  Trust is a party or by which it or any of its properties may be bound or (iii) violate any statute, law, regulation or
                  filing or judgment, injunction, order or decree applicable to the Trust or any of its properties or cause the creation of any security interest or lien upon any of the property of the
                  Trust pursuant to any applicable contract.

                        (v) Neither the execution, delivery or performance by
                  the Trust of its obligations under, the Underwriting
                  Agreement, the Sub-Advisory Agreement, or the Trust
                  Agreements, nor the compliance by the Trust with the terms and provisions thereof will contravene any provision of the Act,
                  Act Rules and Regulations, Applicable Law or the 1940 Act or
                  the rules and regulations of the Commission under the 1940 Act
                  (the "1940 Act Rules and Regulations") in any material
                  respect.

                        (vi) Neither terms and provisions of, nor the execution,
                  delivery or performance by the Trust of its obligations under, the Management Agreement or the Sub-Advisory Agreement, nor
                  the compliance by the Trust with the terms and

                                                                              17

                  provisions thereof will contravene any provision of the
                  Investment Advisors Act of 1940 or the rules and regulations thereunder in any material respect.

                        (vii) No governmental approval, which has not been
                  obtained or taken and it not in full force and effect, is
                  required to authorize, or is required in connection with, the execution and delivery of the Underwriting Agreement or any of the Trust Agreements or the enforceability of any of the Trust
                  Agreement against the Trust.

                        (viii) Neither the execution, delivery or performance by
                  the Trust of its obligations under the Underwriting Agreement or the Trust Agreements nor compliance by the Trust with the terms and provisions thereof will contravene any applicable order.

                        (ix) The Trust is registered with the Commission
                  pursuant to Section 8 of the 1940 Act as a non-diversified, closed-end management investment company; and the Trust has not received any notice from the Commission with respect to the 1940 Act Notification or the Registration Statement; and
                  the Trust's Declaration of Trust and By-Laws comply in all material respects with the 1940 Act and the 1940 Act Rules and
                  Regulations.

                        (x) The Trust has an authorized, issued and outstanding
                  capitalization as set forth in the Prospectus (without giving effect to the issuance and sale of the Securities to the
                  Underwriters pursuant to the Underwriting Agreement) and the authorized capitalization of the Trust conforms to the
                  description thereof contained in the Registration Statement and the Prospectus; all of the outstanding common shares have been duly authorized and validly issued, and are fully paid and non-assessable (except as provided in the last sentence of
                  Section 3.8 of the Trust's Declaration of Trust) representing undivided beneficial ownership interests in the assets of the
                  Trust; the Securities have been duly authorized by all
                  necessary action of the Trust under Delaware law and, when issued to and paid for by the Underwriters in accordance with the Underwriting Agreement, will be validly issued, fully paid and non-assessable (except as provided in the last sentence of
                  Section 3.8 of the Declaration) representing undivided
                  beneficial ownership interests in the assets of the Trust; the form of certificate that may be used to evidence the common shares complies in all material respects with the applicable requirements of the Trust's Declaration, the By-Laws, Delaware
                  law and the rules of the NYSE.

                        (xi) No holders of outstanding common shares are
                  entitled as such to any preemptive or other rights to
                  subscribe for any common shares under any applicable contract, under the Trust's Declaration of Trust or the By-Laws or under
                  Delaware law.

                        (xii) The statements set forth under the heading
                  "Description of Shares" in the Prospectus, "Anti-Takeover
                  Provisions in the Agreement and Declaration of Trust" and "Tax
                  Matters" in the Prospectus and Statement of Additional

                                                                              18

                  Information, insofar as such statements purport to summarize certain provisions of the 1940 Act, Delaware law, the common shares or the Trust's Declaration of Trust, fairly and
                  accurately summarize such provisions in all material respects.

                        (xiii) To counsel's knowledge there are no legal or
                  governmental proceedings pending or threatened to which the
                  Trust is a party that are required to be described in the
                  Registration Statement or the Prospectus and are not so
                  described therein, and no contract, indenture, lease,
                  agreement or other document is required to be described in the
                  Registration Statement or Prospectus or to be filed as an
                  exhibit to the Registration Statement that is not described therein or filed as required.

                        (xiv) Such counsel has been orally advised that the
                  Registration Statement has become effective under the 1933 Act and, to the best knowledge of such counsel after reasonable inquiry, no stop order suspending the effectiveness of the
                  Registration Statement or order pursuant to Section 8(e) of the 1940 Act has been issued and no proceedings for that
                  purpose are pending before or contemplated by the Commission;
                  and any required filing of the Prospectus pursuant to Rule 497 has been made in accordance with Rule 497.

                        (xv) The Registration Statement and the Prospectus and
                  the 1940 Act Notification (in each case, other than the
                  financial statements and the other financial and/or
                  statistical information contained therein or incorporated
                  therein by reference and other than any exhibits, schedules or appendices included or incorporated by reference therein, as to which we express no opinion) comply as to form in all
                  material respects with the applicable requirements of the Act, the Act Rules and Regulations, the 1940 Act and the 1940 Act
                  Rules and Regulations.

                        (xvi) Such counsel has no reason to believe that on the
                  Effective Date or the date the Registration Statement was last deemed amended the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date and on the Closing Date included or includes any
                  untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the
                  statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion).

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the
         State of New York, Delaware or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and
         (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Trust and public officials.
         References to the Prospectus in this paragraph (b) shall also include any supplements thereto at the Closing Date.

                                                                              19

                  (c) You shall have received on the Closing Date an opinion of
      Vincent Tritto, Advisor's counsel, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, to the effect that:

                        (i) The Advisor is a corporation duly incorporated and
                  validly existing in good standing under the laws of the State of Delaware, with all necessary corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus. The Advisor is duly registered and qualified to conducts its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register and qualify does not have a material adverse effect on the ability of the Advisor to perform its obligations under the Underwriting Agreement and the investment advisory
                  agreements to which it is a party;

                        (ii) The Advisor is duly registered with the Commission
                  as an investment advisor under the Advisors Act, and is not prohibited by the Advisors Act, the 1940 Act or the Advisors
                  Act Rules and Regulations or the 1940 Act Rules and
                  Regulations from acting under the investment advisory
                  agreements to which it is a party for the Trust as
                  contemplated by the Prospectus; and, to the best of such
                  counsel's knowledge after reasonable inquiry, there does not exist any proceeding which should reasonably be expected to adversely affect the registration of the Advisor with the
                  Commission;

                        (iii) The Advisor has corporate power and authority to
                  enter into the Trust Agreements, the Additional Compensation
                  Agreement and the Structuring Fee Agreement to which it is a party, and the Trust Agreements, the Additional Compensation
                  Agreement and the Structuring Fee Agreement to which the
                  Advisor is a party have been duly authorized, executed and delivered by the Advisor which is a party thereto and each investment advisory agreement is a valid and legally binding agreement of the Advisor, enforceable against the Advisor in accordance with its terms except as rights to indemnity and contribution in the Trust Agreements may be limited by federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the
                  Advisor's obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights
                  generally and by general principles of equity (whether
                  enforcement is considered in a proceeding in equity or at
                  law);

                        (iv) Neither the execution, delivery or performance of
                  the Trust Agreements, the Additional Compensation Agreement
                  nor the Structuring Fee Agreement by the Advisor which is a party thereto, nor the consummation by the Advisor of the
                  transactions contemplated thereby (A) conflicts or will
                  conflict with, or constitutes or will constitute a breach of or default under, the certificate of incorporation or bylaws, or other organizational documents, of the Advisor or (B)
                  conflicts with or will conflict with, or constitutes or will constitute a material

                                                                              20

                  breach of or material default under any material agreement, indenture, lease or other instrument to which the Advisor is a party, or by which they or their properties may be bound or
                  (C) will result in the creation or imposition of any material lien, charge or encumbrance upon any material property or
                  material assets of the Advisor, nor will any such action
                  result in any material violation of any law of the State of
                  New York, the Delaware General Corporation Law, the 1940 Act,
                  the Advisors Act or any regulation or judgment, injunction, order or decree applicable to the Advisor or any of its
                  properties;

                        (v) No consent, approval, authorization or other order
                  of, or registration or filing with, the Commission, any
                  arbitrator, any court, regulatory body, administrative agency or other governmental body, agency, or official of the State of New York is required on the part of the Advisor for the execution, delivery and performance of the Trust Agreements as to which it is a party, or the consummation by the Advisor of the transactions contemplated hereby and thereby, except as have been obtained and are in full force and effect;

                        (vi) To the best of such counsel's knowledge after
                  reasonable inquiry, there is not pending or, to the best of such counsel's knowledge, after due inquiry, threatened any action, suit, proceeding, inquiry or investigation, to which the Advisor is a party, or to which the property of the
                  Advisor is subject, before or brought by any court or
                  governmental body, domestic or foreign, which might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, in the earnings, business affairs of the Advisor, materially and adversely affect the properties or assets of the Advisor or materially impair or adversely affect the ability of the Advisor to function as an investment advisor or perform its obligations under the
                  applicable investment advisory agreement, or which is required to be disclosed in the Registration Statement and the
                  Prospectus but are not disclosed as required;

                        (vii) To the best of such counsel's knowledge, after due
                  inquiry, there are no franchises, contracts, indentures,
                  mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration
                  Statement, or to be filed as exhibits thereto, other than
                  those described or referred to therein or files or
                  incorporated by reference as exhibits thereto, and the
                  descriptions thereof or references thereto are correct in all respects; and

                        (viii) The Advisor has all material permits, licenses,
                  franchises and authorizations of governmental or regulatory authorities as are necessary to own its properties and to
                  conduct its business in the manner described in the Prospectus
                  (and any amendment or supplement thereto), and to perform its obligations under the Advisory Agreements to which it is a party.

                        (ix) Such counsel has no reason to believe that on the
                  Effective Date or the date the Registration Statement was last deemed amended the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements

                                                                              21

                  therein not misleading or that the Prospectus as of its date and on the Closing Date included or includes any untrue
                  statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements
                  therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the
                  financial statements and other financial and statistical
                  information contained therein, as to which such counsel need express no opinion).

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the
         State of Delaware or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Trust and public officials. References to the Prospectus in this paragraph (c) shall also include any supplements thereto at the Closing Date.

                  (d) You shall have received on the Closing Date an opinion of
         [____], Sub-Advisor's counsel, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, to the effect that:

                        (i) The Sub-Advisor is a corporation duly incorporated
                  and validly existing in good standing under the laws of the
                  Commonwealth of Massachusetts, with all necessary corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus.
                  The Sub-Advisor is duly registered and qualified to conducts its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register and qualify does not have a material adverse effect on the ability of the Sub-Advisor to perform its obligations under the Underwriting Agreement and the investment advisory agreements to which it is a party;

                        (ii) The Sub-Advisor is duly registered with the
                  Commission as an investment advisor under the Advisors Act, and is not prohibited by the Advisors Act, the 1940 Act or the
                  Advisors Act Rules and Regulations or the 1940 Act Rules and
                  Regulations from acting under the investment advisory
                  agreements to which it is a party for the Trust as
                  contemplated by the Prospectus; and, to the best of such
                  counsel's knowledge after reasonable inquiry, there does not exist any proceeding which should reasonably be expected to adversely affect the registration of the Sub-Advisor with the
                  Commission;

                        (iii) The Sub-Advisor has corporate power and authority
                  to enter into the Trust Agreements to which it is a party, and the Trust Agreements to which the Sub-Advisor is a party have been duly authorized, executed and delivered by the
                  Sub-Advisor which is a party thereto and each investment
                  advisory agreement is a valid and legally binding agreement of the Sub-Advisor, enforceable against the Sub-Advisor in
                  accordance with its terms except as rights to indemnity and contribution in the Trust Agreements may be limited by federal or state securities

                                                                              22

                  laws or principles of public policy and subject to the
                  qualification that the enforceability of the Sub-Advisor's obligations thereunder may be limited by bankruptcy,
                  fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights
                  generally and by general principles of equity (whether
                  enforcement is considered in a proceeding in equity or at
                  law);

                        (iv) Neither the execution, delivery or performance of
                  the Trust Agreements by the Sub-Advisor which is a party
                  thereto, nor the consummation by the Sub-Advisor of the
                  transactions contemplated thereby (A) conflicts or will
                  conflict with, or constitutes or will constitute a breach of or default under, the certificate of incorporation or bylaws, or other organizational documents, of the Sub-Advisor or (B)
                  conflicts with or will conflict with, or constitutes or will constitute a material breach of or material default under any material agreement, indenture, lease or other instrument to which the Sub-Advisor is a party, or by which they or their properties may be bound or (C) will result in the creation or imposition of any material lien, charge or encumbrance upon any material property or material assets of the Sub-Advisor or, nor will any such action result in any material violation of any law of the State of New York, General Laws of
                  Massachusetts, the 1940 Act, the Advisors Act or any
                  regulation or judgment, injunction, order or decree applicable to the Sub-Advisor or any of its properties;

                        (v) No consent, approval, authorization or other order
                  of, or registration or filing with, the Commission, any
                  arbitrator, any court, regulatory body, administrative agency or other governmental body, agency, or official of the State of New York is required on the part of the Sub-Advisor for the execution, delivery and performance of the Trust Agreements as to which it is a party, or the consummation by the Sub-Advisor of the transactions contemplated hereby and thereby, except as have been obtained and are in full force and effect;

                        (vi) To the best of such counsel's knowledge after
                  reasonable inquiry, there is not pending or, to the best of such counsel's knowledge, after due inquiry, threatened any action, suit, proceeding, inquiry or investigation, to which the Sub-Advisor is a party, or to which the property of the
                  Sub-Advisor is subject, before or brought by any court or
                  governmental body, domestic or foreign, which might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, in the earnings, business affairs of the Sub-Advisor, materially and adversely affect the properties or assets of the Sub-Advisor or materially
                  impair or adversely affect the ability of the Sub-Advisor to function as an investment advisor or perform its obligations under the applicable investment advisory agreement, or which is required to be disclosed in the Registration Statement and the Prospectus but are not disclosed as required;

                        (vii) To the best of such counsel's knowledge, after due
                  inquiry, there are no franchises, contracts, indentures,
                  mortgages, loan agreements, notes, leases or other instruments required to be described or referred

                                                                              23

                  to in the Registration Statement, or to be filed as exhibits thereto, other than those described or referred to therein or files or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all respects; and

                        (viii) The Sub-Advisor has all material permits,
                  licenses, franchises and authorizations of governmental or regulatory authorities as are necessary to own its properties and to conduct its business in the manner described in the
                  Prospectus (and any amendment or supplement thereto), and to perform its obligations under the Advisory Agreements to which it is a party.

                        (ix) Such counsel has no reason to believe that on the
                  Effective Date or the date the Registration Statement was last deemed amended the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date and on the Closing Date included or includes any
                  untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the
                  statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion).

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the
         Commonwealth of Massachusetts or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and
         (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Trust and public officials.
         References to the Prospectus in this paragraph (c) shall also include any supplements thereto at the Closing Date.

                  (e) The Representatives shall have received from Simpson
         Thacher & Bartlett LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the
         Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Trust and the Advisors shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (f) Each of the Trust and the Advisors shall have furnished to the Representatives a certificate, signed by the president, a managing director, vice president or treasurer of the Trust and the Advisors, as the case may be, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and that:

                        (i) The representations and warranties of the Trust and
                  each of the respective Advisors in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Trust and each of the
                  Advisors have complied with all the agreements and satisfied all

                                                                              24

                  the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                        (ii) No stop order suspending the effectiveness of the
                  Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Trust's or each of the respective Advisor's knowledge, threatened; and

                        (iii) Since the date of the most recent financial
                  statements included in the Prospectus (exclusive of any
                  supplement thereto) (with respect to the certificate of the
                  Trust) and since the date of the Prospectus (with respect to the certificate of the Advisors), there has been no material adverse effect on the condition (financial or otherwise),
                  prospects, earnings, business or properties of the Trust or each of the respective Advisors, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                  (g) The Trust shall have requested and caused Deloitte &
         Touche LLP to have furnished to the Representatives, at the Execution
         Time and at the Closing Date, letters, dated respectively as of the
         Execution Time and as of the Closing Date, in form and substance heretofore approved by the Representatives.

                  (h) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement
         (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any material change specified in the letter referred to in paragraph (g) of this Section 7 delivered on the Closing Date from the letter delivered at the
         Execution Time or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Trust and each of the Advisors, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the
         Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

                  (i) The Securities shall have been listed and admitted and authorized for trading on the NYSE, and satisfactory evidence of such actions shall have been provided to the Representatives.

                  (j) Prior to the Closing Date, the Trust and the Advisors
         shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                  If any of the conditions specified in this Section 7 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned

                                                                              25

above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this
Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Trust in writing or by telephone or facsimile confirmed in writing.

                  The documents required to be delivered by this Section 7 shall be delivered at the office of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Trust, at 4 Times Square, New York, New York, on the Closing Date.

                  8. Reimbursement of Underwriters' Expenses. If the sale of the
Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because of any termination pursuant to Section 11 hereof or because of any refusal, inability or failure on the part of the Trust or the Advisors to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Advisors will reimburse the
Underwriters severally through Citigroup Global Markets Inc. on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel)
that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

                  9. Indemnification and Contribution. (a) The Trust and the
Advisors, jointly and severally, agree to indemnify and hold harmless each of you and each other Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several (including reasonable costs of investigation), to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities
(or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the Securities as originally filed or in any amendment thereof (including any post-effective amendment, any Rule 462(b)
Registration Statement and any Rule 430A Information deemed to be included or incorporated therein) or in the Prospectus, any Preliminary Prospectus, any
sales material (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (with respect to the Prospectus or any
Preliminary Prospectus in light of the circumstances in which they were made), and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Trust and the Advisors will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Trust and the Advisors by or on behalf of any
Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Trust and the
Advisors may otherwise have.

                                                                              26

                  (b) Each Underwriter severally and not jointly agrees to
indemnify and hold harmless each of the Trust and the Advisors, each of its trustees, each of its officers who signs the Registration Statement, and each person who controls the Trust or the Advisors within the meaning of either the
Act or the Exchange Act, to the same extent as the foregoing indemnity from the
Trust and the Advisors to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Trust or the Advisors by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Trust and the Advisors acknowledge that the statements set forth in the last paragraph of the cover page regarding delivery of the
Securities and, under the heading "Underwriting", (i) the list of Underwriters and their respective participation in the sale of the Securities, (ii) the sentences related to concessions and reallowances and (iii) the paragraph related to stabilization, syndicate covering transactions and penalty bids in the Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus.

                  (c) Promptly after receipt by an indemnified party under this
Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i)
will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below);
provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party.

                  (d) In the event that the indemnity provided in paragraph (a)
or (b) of this Section 9 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Trust, the Advisors and the Underwriters severally agree to contribute to the aggregate losses,

                                                                              27

claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively,
"Losses") to which the Trust, the Advisors and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Trust and the Advisors on the one hand (treated jointly for this purpose as one person) and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any
Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Trust, the
Advisors and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Trust and the Advisors on the one hand (treated jointly for this purpose as one person) and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Trust and the
Advisors (treated jointly for this purpose as one person) shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses)
received by the Trust, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Trust and the
Advisors on the one hand (treated jointly for this purpose as one person) or the
Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Trust and the Advisors agree that as between the Trust, the Advisor and the Sub-Advisor (and solely for the purpose of allocating among such parties the total amount to be contributed by each of them to one another and without prejudice to the right of the Underwriters to receive contributions from the Trust and the Advisors under this Section 9(d) on a joint and several basis) the relative benefits received by the Trust, on the one hand, and the Advisor and Sub-Advisor, o the other hand, shall be deemed to be in the same proportion that the total net proceeds from the offering (before deducting expenses) received by the Trust bear to the present value of the future revenue stream to be generated by the advisory fee to be paid by the Trust to the
Advisor pursuant to the Management Agreement. The Trust, the Advisors and the
Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section
11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an
Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Trust or the Advisors within the meaning of either the Act or the Exchange Act, each officer of the Trust and the Advisors who shall have signed the Registration Statement and each trustee of the Trust and the Advisors shall have the same rights to contribution as the Trust and the
Advisors, subject in each case to the applicable terms and conditions of this paragraph (d).

                                                                              28

                  (e) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability from claimants on claims that are the subject matter of such action, suit or proceeding.

                  (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 9 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 9 and the representations and warranties of the Trust and the Advisors set forth in this
Agreement shall remain operative and in full force and effect, regardless of (i)
any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Trust, the Advisors or their shareholders, trustees, directors, managers, members or officers or any person controlling the
Trust or the Advisors (control to be determined within the meaning of the Act or the Exchange Act), (ii) acceptance of any Securities and payment therefor hereunder and (iii) any termination of this Agreement. A successor to any
Underwriter or to the Trust, the Advisors or their shareholders, trustees, directors, managers, members or officers or any person controlling any
Underwriter, the Trust or the Advisors shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section
9.

                  10. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this
Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of
Securities set forth opposite the names of all the remaining Underwriters) the
Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of
Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in
Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this
Agreement will terminate without liability to any nondefaulting Underwriter, the
Trust or the Advisors. In the event of a default by any Underwriter as set forth in this Section 10, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in
any other documents or arrangements may be effected. Nothing contained in this
Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Trust and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                  11. Termination. This Agreement shall be subject to
termination in the absolute discretion of the Representatives, without liability on the part of the Underwriters to the Trust or the Advisors, by notice given to the Trust or the Advisors prior to delivery of and payment for the Securities, if at any time prior to such time (a) trading in the Trust's Common Shares shall

                                                                              29

have been suspended by the Commission or the NYSE or trading in securities generally on the NYSE shall have been suspended or limited or minimum prices shall have been established on the exchange, (b) a banking moratorium shall have been declared either by Federal or New York State authorities or (c) there shall have occurred any outbreak or escalation of hostilities, declaration by the
United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

                  12. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of each of the Trust and the Advisors or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Trust or the Advisors or any of the officers, trustees, directors, employees, agents or controlling persons referred to in Section 9 hereof, and will survive delivery of and payment for the Securities. The provisions of
Sections 8 and 9 hereof shall survive the termination or cancellation of this
Agreement.

                  13. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Citigroup Global Markets Inc. General
Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel,
Citigroup Global Markets Inc., at 388 Greenwich Street, New York, New York,
10013, Attention: General Counsel; or, if sent to the Trust or the Advisors, will be mailed, delivered or telefaxed to BlackRock Global Energy and Resources
Trust (fax no.: 212-409-3477 and confirmed to it at 40 East 50th Street, New
York, New York, 10036, attention: Robert Connolly, with a copy to Skadden, Arps,
Slate, Meagher & Flom LLP, attention: Michael Hoffman.

                  14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, trustees, directors, employees, agents and controlling persons referred to in Section 9 hereof, and no other person will have any right or obligation hereunder.

                  15. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

                  16. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

                  17. Headings. The section headings used herein are for
convenience only and shall not affect the construction hereof.

                  18. Definitions. The terms that follow, when used in this
Agreement, shall have the meanings indicated.

                  "1940 Act" shall mean the Investment Company Act of 1940, as amended.

                                                                              30

                  "1940 Act Rules and Regulations" shall mean the rules and
         regulations of the Commission under the 1940 Act.

                  "1940 Act Notification" shall mean a notification of
         registration of the Trust as an investment company under the 1940 Act on Form N-8A, as the 1940 Act Notification may be amended from time to time.

                  "Act" shall mean the Securities Act of 1933, as amended.

                  "Act Rules and Regulations" shall mean the rules and
         regulations of the Commission under the Act.

                  "Advisers Act" shall mean the Investment Advisers Act of 1940, as amended.

                  "Advisers Act Rules and Regulations" shall mean the rules and regulations of the Commission under the Advisers Act.

                  "Business Day" shall mean any day other than a Saturday, a
         Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York
         City.

                  "Commission" shall mean the Securities and Exchange
         Commission.

                  "Effective Date" shall mean each date and time that the
         Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Execution Time" shall mean the date and time that this
         Agreement is executed and delivered by the parties hereto.

                  "NASD" shall mean the National Association of Securities
         Dealers, Inc.

                  "NYSE" shall mean the New York Stock Exchange.

                  "Preliminary Prospectus" shall mean any preliminary prospectus
         (including the statement of additional information incorporated by reference therein) referred to in paragraph 1(a) above and any preliminary prospectus (including the statement of additional information incorporated by reference therein) included in the
         Registration Statement at the Effective Date that omits Rule 430A
         Information.

                  "Prospectus" shall mean the prospectus and any amendment or supplement thereto (including the statement of additional information incorporated by reference therein) relating to the Securities that is first filed pursuant to Rule 497 after the Execution Time or, if no filing pursuant to Rule 497 is required, shall mean the form of final prospectus (including the statement of additional information incorporated by

                                                                              31

         reference therein) relating to the Securities included in the
         Registration Statement at the Effective Date.

                  "Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective)
         and, in the event any post-effective amendment thereto or any Rule
         462(b) Registration Statement becomes effective prior to the Closing
         Date, shall also mean such registration statement as so amended or such
         Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the
         Effective Date as provided by Rule 430A.

                  "Rule 430A" and "Rule 462" refer to such rules under the Act.

                  "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule
         430A.

                  "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b)
         relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

                  "Rule 497" refers to Rule 497(c) or 497(h) under the Act, as applicable.

                  "Rules and Regulations" shall mean, collectively, the Act
         Rules and Regulations and the 1940 Act Rules and Regulations.

                                                                              32

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Trust, the Advisors and the several Underwriters.

                                Very truly yours,

                                BLACKROCK GLOBAL ENERGY AND RESOURCES
                                TRUST

                                By:
                                       ---------------------------------------
                                Name:
                                Title:

                                BLACKROCK ADVISORS, INC.

                                By:
                                       ---------------------------------------
                                Name:
                                Title:

                                STATE STREET RESEARCH & MANAGEMENT COMPANY

                                By:
                                       ---------------------------------------
                                Name:
                                Title:

                                                                              33

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

Citigroup Global Markets Inc.

     By:
         ---------------------------------------------
         Name:
         Title:

For itself and the other several Underwriters named in Schedule I to the foregoing Agreement.

                                   SCHEDULE I

                        UNDERWRITERS                              NUMBER OF UNDERWRITTEN SECURITIES TO BE
                                                                                 PURCHASED
                                                                                 ---------

Citigroup Global Markets Inc.....................................

Merrill Lynch, Pierce, Fenner & Smith Incorporated ..............

UBS Securities LLC...............................................

Wachovia Capital Markets, LLC

Advest, Inc. ....................................................

H&R Block Financial Advisors, Inc................................

Ferris, Baker Watts, Incorporated

J.J.B. Hilliard, W.L. Lyons, Inc.................................

Janney Montgomery Scott LLC......................................

KeyBanc Capital Markets, A Division of McDonald Investments
Inc. ............................................................

Legg Mason Wood Walker, Incorporated ............................

Oppenheimer & Co. Inc.

Raymond James & Associates, Inc..................................

RBC Capital Markets Corporation .................................

Ryan Beck & Co., Inc. ...........................................

Wedbush Morgan Securities Inc.

Wells Fargo Securities, LLC......................................

              Total..............................................